UNITED STATES
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SCHEDULE 14A

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The following investor presentation may be provided to stockholders of Qualcomm Incorporated (“Qualcomm”).

the most complex technology companies in the world Vote FOR re-election of Qualcomm’s highly qualified Board on the WHITE proxy card today. Vote only the WHITE proxy card — discard any Blue proxy cards you receive. Qualcomm’s Highly-Qualified and World-Class Board of Directors Business Leaders with Track Records of Success Independent and Effective Track-Record of Significant Value Creation for Stockholders Best Practices in Corporate Governance Broadcom’s Unqualified Proposed Directors Bring no incremental skills or expertise to the Qualcomm Board Lack of large-cap tech board experience Inherently conflicted and tailored for a singular outcome: to sell - not run - one of Not qualified to capture the significant near-and long-term value creation opportunities for Qualcomm’s stockholders

# Qualcomm's Highly-Qualified and World-Class Board of Directors

| | |
|---|---|
| Business Leaders with Track Records of Success | • Assembled to deliver requisite expertise to drive strategy into next period of growth<br>• Qualcomm's CEO and Chairman have together led the Company through several mobile transitions<br>• Strong mix of industry perspectives, operating expertise, stockholder views, financial expertise, corporate restructuring experience, and global business expertise<br>• Leaders with track records of successfully evaluating and executing business transformations / transactions (e.g., HP split, Motorola split, American Airlines merger with US Airways, MMI sale, DirecTV sale) |
| Independent And Effective | • Nine out of 11 directors are independent<br>• Four new independent directors added since 2015<br>- 3 of these new directors were selected in collaboration with JANA<br>• Independent director tenure is 5 years vs. S&P 500 ~9 years |
| Track-Record of Significant Value Creation for Stockholders | • Oversaw and approved Strategic Realignment Plan and subsequent strategic M&A, creating significant value and strategically strengthening Qualcomm<br>- Comprehensive review of corporate structure alternatives<br>- Resolved China licensing issue and rolled out licensing program in China (120+ licensees)<br>- $1.4B cost reduction program under the Strategic Realignment Plan; announcement of additional $1B cost reduction program in 2018<br>• Revenue diversification strategy, including M&A: RF360 JV, CSR, and imminently closing of accretive NXP acquisition ($1.50 in Non-GAAP EPS)<br>• Since Analyst Day in 2016 until Apple's litigation, TSR of 55% versus S&P of 26% |
| Best Practices In Corporate Governance | • Robust stockholder engagement program<br>• Annually elected Board<br>• Majority voting standard<br>• Proxy access<br>• Strong Lead Independent Director (Presiding Director) |

# Qualcomm's Highly-Qualified and World-Class Board of Directors



**Paul Jacobs (Executive Chairman)**
Dir. Since: 2005

- Extensive business, operational and management experience in the wireless telecom industry, including his current position as our Executive Chairman and his prior service as our CEO
- Spearheaded the Company's efforts to develop and commercialize mobile technology breakthroughs that have significantly contributed to the growth of both the Company and the industry – revenues increased 4x and market cap. more than doubled during time as CEO



**Tom Horton (Presiding Director)**
Dir. Since: 2008

- Former Chairman and CEO of AMR Corp. & American Airlines – Presided over successful restructuring and merger with U.S. Airways
- Wireless industry experience from time as Vice Chairman and CFO of AT&T – Helped create the new AT&T (led evaluation of strategic alternatives that led to the combination with Cingular and SBC)
- Key architect of 2015 Qualcomm Board overhaul that introduced new breadth and expertise



**Steve Mollenkopf (CEO)**
Dir. Since: 2013

- Extensive business, operational and management experience in the wireless telecommunications industry, including his current position as our CEO
- Has undertaken a number of transformative actions during time as CEO – evaluation and affirmation of current business structure strategic realignment plan, settlement with China, acquisition of CSR and NXP (still pending), formation of JV with TDK, stead-fast legal strategy with Apple, and developed strong bench of senior leaders to help drive growth



**Barbara Alexander**
Dir. Since: 2006

- Experienced director with a deep understanding of Qualcomm's products and business model
- Has helped oversee the development and implementation of the current strategy and has approved the pursuit and conclusion of transformative M&A
- Strong governance and risk management background from time at Freddie Mac



**Jeffrey Henderson**
Dir. Since: 2016

- Former CFO of Cardinal Health; during 10+ year tenure had significant operational responsibilities and created a significant amount of shareholder value, including helping establish and lead the Company's China business
- Extensive experience in global automotive and healthcare business operations (Eli Lilly, GM) – two key IoT verticals



**Ann Livermore**
Dir. Since: 2016

- Senior leadership roles at Hewlett Packard, including former EVP of Enterprise Business; During time as HP Board member, evaluated and approved separation of Hewlett Packard / HPE
- Significant B2B customer expertise – critical for IoT expansion
- Unique understanding of the semiconductor industry from a customer point of view



**Harish Manwani**
Dir. Since: 2014

- Significant international business operations and strategy development experience – including emerging market consumer expertise
- Former COO of Unilever; managed the P&L across all of the company's global markets
- Current Global Executive Advisor to Blackstone Private Equity



**Mark McLaughlin**
Dir. Since: 2015

- Current Chairman and CEO of Palo Alto Networks; has guided Palo Alto through period of largely organic growth - shares have increased ~150% with a ~22% CAGR over the last five years
- Extensive background and outstanding operational track-record as a C-suite executive within the cybersecurity and technology industries



**Clark Randt, Jr.**
Dir. Since: 2013

- Former U.S. Ambassador to China; deep and far-reaching understanding of Chinese policy and network in China
- Chairman of Qualcomm governance committee and has helped oversee the refresh of the Board in recent years
- Significant experience on large international Boards



**Dr. Francisco Ros**
Dir. Since: 2010

- Unique and in-depth understanding of both the global telecommunications industry and EU regulatory and policy matters
- EU policy experience from time as State Secretary for Telecom of Spain
- Former president and CEO of Unisource (a pan-European joint venture for advanced telecommunications)
- PhD in Engineering



**Anthony Vinciquerra**
Dir. Since: 2015

- Chairman & CEO, Sony Pictures; Former Chairman & CEO, Fox Networks Group
- Extensive background serving on other public company boards
- Wireless handset experience from time at Motorola Mobility
- Extensive experience managing and aligning complex corporate structures

Additional information and safe harbor ADDITIONAL INFORMATION Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov. CERTAIN INFORMATION REGARDING PARTICIPANTS Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Any statements contained in this presentation that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Additional information and safe harbor NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES The Non-GAAP financial information presented herein should be considered in addition to, not as a substitute for or superior to, financial measures calculated in accordance with GAAP. In addition, “Non-GAAP” is not a term defined by GAAP, and as a result, the Company’s measure of Non-GAAP results might be different than similarly titled measures used by other companies. Reconciliations between GAAP and Non-GAAP results are presented herein. The Company uses Non-GAAP financial information: (i) to evaluate, assess and benchmark the Company’s operating results on a consistent and comparable basis; (ii) to measure the performance and efficiency of the Company’s ongoing core operating businesses, including the QCT (Qualcomm CDMA Technologies) and QTL (Qualcomm Technology Licensing) segments; and (iii) to compare the performance and efficiency of these segments against competitors. Non-GAAP measurements used by the Company include revenues, cost of revenues, R&D expenses, SG&A expenses, other income or expenses, operating income, interest expense, net investment and other income, income or earnings before income taxes, effective tax rate, net income and diluted earnings per share. The Company is able to assess what it believes is a more meaningful and comparable set of financial performance measures for the Company and its business segments by using Non-GAAP information. In addition, the Compensation Committee of the Board of Directors uses certain Non-GAAP financial measures in establishing portions of the performance-based incentive compensation programs for our executive officers. The Company presents Non-GAAP financial information to provide greater transparency to investors with respect to its use of such information in financial and operational decision-making. This Non-GAAP financial information is also used by institutional investors and analysts in evaluating the Company’s business and assessing trends and future expectations. Non-GAAP information used by management excludes its QSI segment and certain share-based compensation, acquisition-related items, tax items and other items. • QSI is excluded because the Company expects to exit its strategic investments in the foreseeable future, and the effects of fluctuations in the value of such investments and realized gains or losses are viewed by management as unrelated to the Company’s operational performance. Share-based compensation expense primarily relates to restricted stock units. Management believes that excluding non-cash share-based compensation from the Non-GAAP financial information allows management and investors to make additional comparisons of the operating activities of the Company’s ongoing core businesses over time and with respect to other companies. Certain other items are excluded because management views such items as unrelated to the operating activities of the Company’s ongoing core businesses, as follows: • • • Acquisition-related items include amortization of certain intangible assets, recognition of the step-up of inventories to fair value and the related tax effects of these items, as well as any effects from restructuring the ownership of such acquired assets. Additionally, the Company excludes expenses related to the termination of contracts that limit the use of the acquired intellectual property, third-party acquisition and integration services costs and costs related to temporary debt facilities and letters of credit executed prior to the close of an acquisition. Starting with acquisitions in the second quarter of fiscal 2017, the Company excludes recognition of the step-up of property, plant and equipment from the net book value based on the original cost basis to fair value. Such charges related to acquisitions that were completed prior to the second quarter of fiscal 2017 continue to be allocated to the segments, and such amounts are not material. The Company excludes certain other items that management views as unrelated to the Company’s ongoing business, such as major restructuring and restructuring-related costs, goodwill and indefinite-and long-lived asset impairments and awards, settlements and/or damages arising from legal or regulatory matters. Certain tax items that are unrelated to the fiscal year in which they are recorded are excluded in order to provide a clearer understanding of the Company’s ongoing Non-GAAP tax rate and after tax earnings. • •

Reconciliation of Non-GAAP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Financial Measures Fiscal 2019 estimated EPS and EPS accretion assume close of the pending NXP acquisition. Estimated amortization of intangible assets included in other items was based on a preliminary purchase price and are subject to change when the formal valuation and other studies are finalized. The differences that will occur between the preliminary estimates and the final purchase accounting could be material. (1) Other items excluded from Non-GAAP consist primarily of acquisition-related items. Sums may not equal totals due to rounding. Fiscal 2019 Accretion from NXP Fiscal 2019 GAAP diluted EPS $0.08 Less: Diluted EPS attributable to QSI N/A Less: Diluted EPS attributable to share-based compensation ($0.16) Less: Diluted EPS attributable to other items(1) ($1.26) Non-GAAP diluted EPS $1.50